[The Brazil Fund, Inc. logo]

The Brazil Fund, Inc.

Semiannual Report

December 31, 2001

A closed-end investment company seeking long-term capital appreciation through investment primarily in the equity securities of Brazilian issuers.

The Brazil Fund, Inc.

Investment Objective and Policies

• long-term capital appreciation through investment primarily in equity securities of Brazilian issuers

Investment Characteristics

• closed-end investment company investing in a broad spectrum of Brazilian industries

• a vehicle for international diversification through participation in the Brazilian economy

General Information

Executive Offices

The Brazil Fund, Inc. 345 Park Avenue New York, NY 10154 For fund information: 1-800-349-4281

Transfer Agent, Registrar and Dividend Reinvestment Plan Agent

Scudder Investments Service Company P.O. Box 219153 Kansas City, MO 64121-9153 For account information: 1-800-294-4366

Legal Counsel

Debevoise & Plimpton

Custodian

Brown Brothers Harriman & Co.

Independent Accountants

PricewaterhouseCoopers LLP

New York Stock Exchange Symbol - BZF

Contents

<Click here> Letter to Stockholders

<Click here> Other Information

<Click here> Investment Summary

<Click here> Portfolio Summary

<Click here> Investment Portfolio

<Click here> Financial Statements

<Click here> Financial Highlights

<Click here> Notes to Financial Statements

<Click here> Report of Independent Accountants

<Click here> Dividend Reinvestment and Cash Purchase Plan

<Click here> Investment Manager

<Click here> Directors and Officers

<Click here> Privacy Statement

This report is sent to the stockholders of The Brazil Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

Letter to Stockholders

Dear Stockholders:

Despite a powerful fourth-quarter rebound, stocks in Brazil lost ground during the six-month period ended December 31, 2001, with the Bovespa index falling 6.91 percent in dollar terms. In addition to being affected by the global economic slowdown and the aftermath of the September 11 attacks in the United States, Brazil was forced to contend with the fallout related to Argentina's severe economic difficulties. Much of the volatility in Brazil was related to the currency market, with the real falling to a low of 2.83 to the dollar on September 21 but strengthening over the last two months of the year back to its June level of 2.3 reals. The combination of a weaker currency and market concerns led to a 36 percent decline in dollar terms for the Bovespa index during the third quarter of 2001. However, improving sentiment toward the end of the year resulted in a 47 percent return for the Bovespa in dollar terms in the fourth quarter.

Against this backdrop, the fund's net asset value total (NAV) return was -1.19 percent for the six-month period. Its share price - quoted on the NYSE (New York Stock Exchange) - returned 4.05 percent to close at $15.02 per share, representing a discount of -18.8 percent to NAV.

Economic Backdrop

The fundamental investment picture in Brazil has been improving, a development that was reflected in the strong fourth-quarter performance of the country's stock market. However, returns were hampered to some extent by the ongoing difficulties in Argentina. The long-awaited meltdown in Argentina's economy finally occurred in December, when the country defaulted on its debt and devalued its currency. This economic instability led to political turmoil in that country, as Argentina had five presidents in just 12 days during the month. In addition, street demonstrations and the closing of the nation's banks to prevent currency withdrawals made headlines worldwide.

In the recent past, problems in one Latin American country usually spread to the entire region. This occurred in 1994 following the Mexican peso crisis, and again in 1998 in the wake of difficulties in Southeast Asia and Russia. This time, however, other Latin markets responded with a muted reaction, as the events leading up to Argentina's collapse were much anticipated. In December, in fact, the Bovespa posted a 13.54 percent gain (in local-currency terms) for the month. One reason why stocks in Brazil held up so well in the latter part of the year is that the crisis in Argentina is seen as being specific to that country's political troubles and its long reliance on peso convertibility to provide economic stability. This was seen as being quite different from Brazil, where the political process is well-established and - since the devaluation of the real in 1999 - the floating currency and inflation-targeting regime have been seen as an extremely effective mechanism for providing flexibility in times of crisis.

Investors also have been encouraged by a number of positive developments unfolding in Brazil. First, the economic outlook is much better than it has been and the country is proving itself as it withstands the Argentine crisis. Brazil's inflation-targeting regime, in which the Central Bank adjusts interest rates to offset inflationary expectations, and the floating currency, which adjusts accordingly, have led to a strengthened fiscal situation as the trade balance is improving in line with Brazil's increasing export competitiveness. The country's current debt level is not viewed as a burden - with interest rates remaining relatively stable at around 19 percent - and the government's finances, helped along by relatively steady (albeit declining) foreign direct investment, should be secure enough to withstand a shock. Owing in large part to these developments, Brazil is viewed as being much more stable than Argentina, which has a much higher debt-to-GDP (gross domestic product) ratio and holds a larger amount of dollar-denominated debt. In contrast to prior crises, investors have differentiated between the two countries, and this has allowed investors' confidence in Brazil to grow.

A second positive development has been the alleviation of the country's electricity crisis. Whereas widespread rationing was in place as recently as midyear, rains have since refilled much of Brazil's reservoir system. This has increased the amount of available power from hydroelectric sources, allowing Brazil to curtail the rationing program. All rationing is expected to end during the fourth quarter of 2002. In addition to improving GDP growth in the country overall, this should have a positive effect on many companies that have had to contend with power outages, increased costs of operations, and some outright manufacturing shutdowns.

The brightening of Brazil's economic outlook has, in turn, led to an improvement in the political backdrop as investors look ahead to October's presidential elections. During mid-2001, market participants were dismayed by the strong poll numbers of the left-wing candidate, Ignacio Lula da Silva. At the same time, the existing government coalition was suffering from low popularity due to the electricity rationing and slower economic growth, and was therefore unable to put forth a competitive candidate of its own. As the economy and consumer confidence began to improve, however, President Hernando Cardoso grew more popular. Simultaneously, Roseana Sarney, a candidate from the governing coalition (though not from President Cardoso's party) began to attract voters' interest. The combination of Cardoso's increasing popularity and the strong poll results of candidate Sarney has lessened investors' concerns over a negative political outcome in the October elections, a development that has been viewed favorably by the markets.

Finally, the global economy appears to have taken a turn for the better. While it is unclear as to whether the United States will experience a strong recovery in 2002, market participants have become increasingly confident in the U.S. economy and, by extension, in the global economy. This was a significant positive for all developing country stock markets during the fourth quarter, Brazil's included.

Portfolio Positioning

The fund continues to invest in companies with strong financials, steady cash flows, and low debt levels. While this approach will not always generate strong relative performance when the global markets are rallying sharply (as was the case during the fourth quarter), we believe the key to long-term investment success in the Latin markets is to invest in higher-quality companies that are better equipped to grow their businesses consistently, even if there are periods of economic or political turmoil. Over the long term, this has paid off: The fund's NAV return has beaten the Bovespa over the one-, five-, and 10-year periods ended December 31 and has outpaced the average return of funds in its Lipper peer group over the five- and 10-year periods.1

1 The Brazil Fund ranked 6, 5, 4, and 1 for the 1-, 3-, 5-, and 10- year periods as of December 31, 2001. There were 8, 8, 8, and 5 funds, respectively, in Lipper's closed-end Latin America funds category. Ranking is based on the fund's total return during the periods cited. Performance includes reinvestment of dividends and capital gains and is no guarantee of future results. Source: Lipper, Inc. as of December 31, 2001.

Consistent with our long-term approach, we have made few changes to the portfolio of late. We have added to our underweight position in electricity companies - specifically, Companhia Energetica de Minas Gerais and Copel - based on our belief that the resolution of the country's electricity crisis will be a positive for these stocks. We have also increased our position in the consumer sector, through purchases of the tobacco company Souza Cruz and the retailer CBD (Pao de Acucar). In addition, we added to our position in the fixed-line telecommunications company, Telemar. Our sales were primarily for valuation reasons in a number of the telecommunications companies, most specifically Embratel.

As of December 31, the portfolio was underweight relative to the index in communications and energy (due largely to the large representation of Petrobras in the index), equal weight in utilities and metals/mining, and overweight in banking, paper and pulp, and consumer staples.

Outlook

Despite the difficult market conditions of 2000 and 2001, it is important to note that Brazil has made significant progress in the past three to five years, and that its companies in general are better positioned to withstand a crisis than they were in the middle to late 1990s. Stock valuations remain attractive both on a historical basis and in relation to other global markets. Domestic interest rates remain high, but we believe that improvement in the global and Brazilian economies will cause these rates to fall. This would be positive for the stocks. While 2002 is not likely to present a smooth road for Brazil's equity market, we believe the combination of stronger global growth, a positive liquidity situation worldwide, and an attempt at a resolution of the problems in Argentina will help create an increasingly positive backdrop for Brazil. We believe investors who can withstand short-term difficulties should benefit from higher stock prices over time as the financial markets come to recognize the important changes that have taken place in Brazil.

Sincerely,

/s/ Nicholas Bratt
Nicholas Bratt
President and Director

/s/ Juris Padegs
Juris Padegs
Chairman of the Board and Director

Other Information

Amendment to the Fund's By-Laws

Effective April 4, 2001, the fund's By-Laws were amended to provide that after expiration of the terms of office specified for the Directors elected at such initial annual meeting, the Directors of each class shall serve for terms of three (3) years or, when filling a vacancy, for the remainder of the full term of the class of directors in which the vacancy occurred and until their successors are elected and have qualified.

Share Repurchases

The Board of Directors of The Brazil Fund, Inc. has authorized the fund to effect periodic repurchases of its shares in the open market from time to time when the fund's shares trade at a discount to their NAV. Subject to periodic review by the fund's Board of Directors, repurchases may be made at such times and in such amounts as Zurich Scudder believes will further the achievement of the fund's objectives and depending on market conditions, available funds, regulatory requirements and alternative investment opportunities. During the six months ended December 31, 2001, there were no fund shares purchased by the fund.

Investment Summary as of December 31, 2001

Historical Information
	Total Return (%)
	Market Value		Net Asset Value[a]		Index[b]
	Cumulative	Average Annual	Cumulative	Average Annual	Cumulative	Average Annual
Current Quarter	33.03	-	29.89	-	47.47	-
One Year	-4.11	-4.11	-11.43	-11.43	-24.90	-24.90
Three Year	56.69	16.15	40.59	12.03	4.66	1.53
Five Year	18.04	3.37	25.56	4.66	-13.31	-2.82
Ten Year	149.35	9.57	228.09	12.62	250.31	13.36

Per Share Information and Returns[a]
	Yearly periods ended December 31

	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001
Net Asset Value ($)	14.12	20.98	31.10	20.73	25.75	26.42	14.92	23.86	21.91	18.49
Income Dividends ($)	-	.08	-	.30	.55	.51	.75	.45	.42	.53
Capital Gains and Other Distributions ($)	.66	.74	2.46	1.05	.32	2.75	2.27	-	.50	.19
Total Return (%)	6.43	54.19	61.09	-23.31[c]	28.89[c]	19.75	-25.42	64.43	-3.47	-11.43

a Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
b Bovespa Stock Index ($)
c Total returns would have been lower had certain expenses not been reduced.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in Emerging Market countries).

Past results are not necessarily indicative of future performance of the Fund.

Portfolio Summary as of December 31, 2001

Asset Allocation	12/31/01	6/30/01

Equity Securities	95%	96%
Cash Equivalents	5%	4%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	12/31/01	6/30/01

Financial	19%	20%
Consumer Staples	17%	18%
Energy	15%	16%
Communications	14%	13%
Metals and Minerals	10%	10%
Manufacturing	9%	9%
Utilities	9%	7%
Construction	4%	4%
Consumer Discretionary	3%	3%
	100%	100%

Ten Largest Equity Holdings (68% of Portfolio)
1. Petroleo Brasileiro SA	13%
2. Banco Itau SA	13%
3. Companhia de Bebidas das Americas	11%
4. Companhia Vale do Rio Doce	6%
5. Banco Bradesco SA	5%
6. Weg SA	4%
7. Companhia Paranaense de Energia Copel	4%
8. Tele Norte Leste Participacoes SA	4%
9. Aracruz Celulose SA	4%
10. Brasil Telecom Participacoes SA	4%

Asset allocation, sector diversification and portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 12. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of December 31, 2001

	Shares	Value ($)
Equity Securities 94.6%
Communications 12.8%
Cellular Telephone 1.0%
Tele Centro Oeste Celular Participacoes SA (Preferred)	1,005,000,000	2,348,334
Telemig Celular SA "C" (Preferred)	42,900,000	659,000
		3,007,334
Telephone/Communications 11.8%
Brasil Telecom SA (Preferred)	972,766,839	5,556,262
Brasil Telecom Participacoes SA (Preferred)	1,364,456,600	10,751,517
Embratel Participacoes SA (Preferred)	458,223,400	1,962,965
Tele Norte Leste Participacoes SA (Preferred)	818,807,592	12,932,270
Telemar Norte Leste SA "A" (Preferred)	199,434,100	5,177,002
		36,380,016
Construction 3.7%
Forest Products
Aracruz Celulose SA "B" (Preferred)	6,801,599	11,507,682
Consumer Discretionary 2.5%
Specialty Retail
Companhia Brasileira de Distribuicao Grupo Pao de Acucar (Preferred)	365,136,400	7,819,386
Consumer Staples 16.0%
Alcohol & Tobacco 2.3%
Souza Cruz SA (Voting)	1,116,543	6,860,628
Food & Beverage 13.0%
Companhia de Bebidas das Americas (Preferred)	167,899,565	34,582,515
Sadia SA (Preferred)	10,120,045	5,473,845
		40,056,360
Textiles 0.7%
Sao Paulo Alpargatas SA (Preferred)	47,579,600	2,223,538
Energy 14.7%
Oil/Gas Transmission 0.5%
Ultrapar Participacoes SA (Preferred)	172,748,000	1,397,831
Oil Companies 14.2%
Petrobras Distribuidora SA (Preferred)	269,800,000	3,934,340
Petroleo Brasileiro SA (Preferred)	1,797,399	39,782,328
		43,716,668
Financial 17.9%
Banks 17.4%
Banco Bradesco SA (Preferred)	2,724,430,768	14,736,211
Banco Itau SA (Preferred)	511,779,480	38,973,635
		53,709,846
Real Estate 0.5%
Sao Carlos Empreendimentos e Participacoes SA (Preferred)	499,904,418	1,406,049
Manufacturing 8.8%
Containers & Paper 4.4%
Dixie Toga SA (Preferred)	4,349,000	846,841
Empresa Bras De Aerona (Preferred)	630,000	3,598,442
Votorantim Celulose e Papel SA (Preferred)*	261,900,000	9,155,734
		13,601,017
Electrical Products 4.4%
Weg SA (Preferred)	16,226,600	13,621,637
Metals and Minerals 9.7%
Coal Mining 5.9%
Companhia Vale do Rio Doce "A" (Preferred)	786,104	18,266,458
Steel & Metals 3.8%
Companhia Siderurgica Nacional (Voting)	234,400,000	3,702,120
Gerdau SA (Preferred)	873,600,000	8,089,589
		11,791,709
Utilities 8.5%
Electric Utilities
Centrais Electricas Brasileiras SA "B" (Preferred)	420,000,000	5,670,273
Companhia Energetica de Minas Gerais (Preferred)	483,019,229	6,897,289
Companhia Paranaense de Energia Copel "B" (Preferred)	1,093,866,700	7,951,952
Companhia Paranaense de Energia Copel (Voting)	806,742,700	5,515,593
		26,035,107
Total Equity Securities (Cost $173,078,545)		291,401,266

	Principal Amount ($)	Value ($)
Repurchase Agreements 2.2%
Salomon Smith Barney, 1.75% to be repurchased at $6,645,646 on 1/2/2002 (b) (Cost $6,645,000)	6,645,000	6,645,000

Cash Equivalents 3.2%
Federal National Mortgage Association, 2.05%, (c) 1/2/2002 (Cost $9,999,431)	10,000,000	9,999,431
Total Investment Portfolio - 100.0% (Cost $189,722,976) (a)		308,045,697

* Non-income producing security.
(a) The cost for federal income tax purposes was $189,822,893. At December 31, 2001, net unrealized appreciation for all securities based on tax cost was $118,222,804. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $148,800,146 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $30,577,342.
(b) Repurchase agreements are fully collateralized by U.S. Treasury and Government agency securities.
(c) Annualized yield (unaudited), not a coupon rate.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $189,722,976)	$ 308,045,697
Cash	1,141
Foreign currency, at value (cost $6,446,852)	5,642,836
Dividends receivable	2,488,005
Interest receivable	113,074
Total assets	316,290,753
Liabilities
Dividends payable	11,752,447
Accrued management fee	301,278
Other accrued expenses and payables	334,471
Total liabilities	12,388,196
Net assets, at value	$ 303,902,557
Net Assets
Net assets consist of: Undistributed net investment income	1,359,828
Net unrealized appreciation (depreciation) on: Investments	118,322,721
Foreign currency related transactions	(720,441)
Accumulated net realized gain (loss)	(3,668,064)
Paid-in capital	188,608,513
Net assets, at value	$ 303,902,557
Net Asset Value per share ($303,902,557 / 16,436,988 shares of common stock issued and outstanding, $.01 par value, 50,000,000 shares authorized)	$ 18.49

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended December 31, 2001
Investment Income
Income: Dividends (net of foreign taxes withheld of $882,575)	$ 5,678,807
Interest	211,803
Total Income	5,890,610
Expenses: Management fee	1,584,240
Administrator's fee	26,000
Services to shareholders	17,354
Custodian and accounting fees	405,298
Auditing	43,814
Legal	23,433
Directors' fees and expenses	29,004
Reports to shareholders	28,958
Other	10,046
Total expenses	2,168,147
Net investment income (loss)	3,722,463
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(1,262,424)
Foreign currency related transactions (including CPMF tax of $19,759)	(1,554,272)
(2,816,696)
Net unrealized appreciation (depreciation) during the period on: Investments	(8,163,830)
Foreign currency related transactions	195,792
(7,968,038)
Net gain (loss) on investment transactions	(10,784,734)
Net increase (decrease) in net assets resulting from operations	$ (7,062,271)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	For the Six Months Ended December 31, 2001	Year Ended June 30, 2001
Operations: Net investment income (loss)	$ 3,722,463	$ 11,014,354
Net realized gain (loss) on investment transactions	(2,816,696)	2,796,382
Net unrealized appreciation (depreciation) on investment transactions during the period	(7,968,038)	(70,579,829)
Net increase (decrease) in net assets resulting from operations	(7,062,271)	(56,769,093)
Distributions to shareholders from: Net investment income	(8,711,604)	(6,903,384)
Net realized gains	(3,040,843)	(8,218,494)
Increase (decrease) in net assets	(18,814,718)	(71,890,971)
Net assets at beginning of period	322,717,275	394,608,246
Net assets at end of period (including undistributed net investment income of $1,359,828 and $6,348,969, respectively)	$ 303,902,557	$ 322,717,275
Other Information
Shares outstanding at beginning of period	16,436,988	16,436,988
Shares outstanding at end of period	16,436,988	16,436,988

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended June 30,	2001[a]	2001	2000	1999[b]	1998[c]	1997[c]	1996[c]
Per Share Operating Performance
Net asset value, beginning of period	$ 19.63	$ 24.01	$ 17.03	$ 14.92	$ 26.42	$ 25.75	$ 20.73
Income (loss) from investment operations: Net investment income (loss)[d]	.23	.67	.48	.26	.82	.60	.55
Net realized and unrealized gain (loss) on investment transactions	(.65)	(4.13)	6.80	2.00	(9.30)	3.33	5.34
Total from investment operations	(.42)	(3.46)	7.28	2.26	(8.48)	3.93	5.89
Less distributions from: Net investment income	(.53)	(.42)	(.30)	(.15)	(.75)	(.51)	(.55)
Net realized gains on investment transactions	(.19)	(.50)	-	-	(2.27)	(2.75)	(.32)
Total distributions	(.72)	(.92)	(.30)	(.15)	(3.02)	(3.26)	(.87)
Net asset value, end of period	$ 18.49	$ 19.63	$ 24.01	$ 17.03	$ 14.92	$ 26.42	$ 25.75
Market value, end of period	$ 15.02	$ 15.15	$ 17.13	$ 14.75	$ 10.88	$ 21.00	$ 22.25
Total Return
Per share net asset value (%)[e]	(1.19)**	(14.01)	43.28	15.48**	(25.42)	19.75	28.89[f]
Per share market value (%)	4.05**	(7.00)	17.99	37.22**	(31.61)	10.16	9.29
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	304	323	395	280	243	429	418
Ratio of expenses before expense reductions (%)	1.56*	1.44	1.49	1.67*	1.56	1.46	1.62
Ratio of expenses after expense reductions (%)	1.56*	1.44	1.49	1.67*	1.56	1.46	1.60
Ratio of net investment income (loss) (%)	2.67*	3.03	2.42	3.47*	3.57	1.91	2.22
Portfolio turnover rate (%)	1*	8	14	4*	17	6	9

a For the six months ended December 31, 2001.
b For the six months ended June 30, 1999. On May 26, 1999, the Fund changed the fiscal year end from December 31 to June 30.
c Years ended December 31.
d Based on average shares outstanding during the period.
e Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
f Total returns would have been lower had certain expenses not been reduced.
* Annualized ** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

The Brazil Fund, Inc., (the "Fund"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company organized as a Maryland Corporation.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. of foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

The Fund is subject to a 0.38% Contribuicao Provisoria sobre Movimentacao Financiera (CPMF) tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended December 31, 2001, purchases and sales of investment securities (excluding short-term investments) aggregated $7,952,551 and $1,748,888, respectively.

C. Related Parties

Management Agreement Under the Investment Management Agreement (the "Management Agreement") with Zurich Scudder Investment, Inc., ("ZSI" or the "Manager"), the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.20% of the first $150,000,000 of the Fund's average weekly net assets, 1.05% of the next $150,000,000 of such net assets, 1.00% of the next $200,000,000 of such net assets and 0.90% of such net assets in excess of $500,000,000, payable monthly. Accordingly, for the six months ended December 31, 2001, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 1.14% of the Fund's average weekly net assets.

On December 4, 2001, Deutsche Bank and Zurich Financial Services announced that they have signed a definitive agreement under which Deutsche Bank will acquire 100% of ZSI, with the exception of Threadneedle Investments in the U.K. Because the transaction would constitute an assignment of the funds' investment management agreements with ZSI under the 1940 Act and, therefore, a termination of those agreements, ZSI intends to seek approval of new agreements from the funds' shareholders. The transaction is expected to be completed, subject to regulatory approval and satisfaction of other conditions, in the first half of 2002.

The Fund and the Manager have an Administration Agreement with Banco de Boston SA ("Banco de Boston"), pursuant to which Banco de Boston acts as the Fund's Brazilian Administrator. The Fund has agreed to pay Banco de Boston, for services rendered, an annual fee payable quarterly in Brazilian currency equal to $50,000 per year plus out-of-pocket expenses. For the six months ended December 31, 2001, the Administrator's Fee amounted to $26,000, of which $10,529 is unpaid at December 31, 2001.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Manager, is the transfer, dividend-paying and shareholder service agent of the Fund. The amount charged to the Fund by SISC aggregated $7,500, of which $1,250 is unpaid at December 31, 2001.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. The amount charged to the Fund by SFAC aggregated $76,376, of which $13,941 is unpaid at December 31, 2001.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Manager an annual retainer, plus specified amounts for attended board and committee meetings.

D. Foreign Investment and Exchange Controls in Brazil

Investing in Brazil may involve considerations not typically associated with investing in securities issued by domestic companies, such as more volatile prices and less liquid securities.

The Brazilian Government has exercised and continues to exercise substantial influence over many aspects of the private sector by legislation and regulation, including regulation of prices and wages.

Brazilian law imposes certain limitations and controls which generally affect foreign investors in Brazil. The Fund has obtained from the Brazilian Securities Commission authorization, subject to certain restrictions, to invest in Brazilian securities. Under current Brazilian law, the Fund may repatriate income received from dividends and interest earned on, and net realized capital gains from, its investments in Brazilian securities. Under its authorization, the Fund may also repatriate capital, but only to the extent necessary to distribute income and capital gains (as computed for U.S. federal income tax purposes), to pay expenses incurred outside of Brazil, to repay borrowings made for temporary or emergency purposes and in connection with the termination of the Fund (provided that the Fund's dissolution has been approved by shareholders of at least two-thirds of the Fund's outstanding shares). Under current Brazilian law, whenever there occurs a serious imbalance in Brazil's balance of payments or serious reasons to foresee the imminence of such an imbalance, Brazil's National Monetary Council may, for a limited period, impose restrictions on foreign capital remittances abroad. Exchange control regulations, which may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors, may limit the Fund's ability to make sufficient distributions, within applicable time periods, to qualify for the favorable U.S. tax treatment afforded to regulated investment companies.

The Fund is unable to predict whether further economic reforms or modifications to the existing policies by the Brazilian Government may adversely affect the liquidity of the Brazilian stock market in the future.

E. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata based on net assets among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5%. The Fund may borrow up to a maximum of 5.0% of its net assets under the agreement.

Report of Independent Accountants

To the Board of Directors and the Shareholders of The Brazil Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Brazil Fund, Inc. (the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 14, 2002

Dividend Reinvestment and Cash Purchase Plan

The Plan

The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gain distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through Scudder Investments Service Company, the Plan Agent.

Automatic Participation

Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by Scudder Investments Service Company, as dividend paying agent.

Shares Held by a Nominee

If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

If the market price per share on the payment date for the dividend or distribution or, if that date is not a New York Stock Exchange trading date, the next preceding trading date (the "Valuation Date") equals or exceeds net asset value per share on that date, the fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. If the net asset value exceeds the market price of fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the fund, valued at market price, on the Valuation Date, subject to the amendment described below under "Amendment of the Plan." In either case, for federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gain distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Amendment of the Plan

Effective October 1, 2000, the Plan has been amended to provide that if on the Valuation Date the fund's shares are trading at a discount to net asset value, the Plan Agent will use the dividend or distribution (less each participant's pro rata share of brokerage commissions) to buy fund shares in the open market for the participants' account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law.

Voluntary Cash Purchases

Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the fund's shares. The Plan Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gain distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gain distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gain distributions payable only in cash.

Costs for Cash Purchases

With respect to purchases of fund shares from voluntary cash payments, the Plan Agent will charge $1.00 for each such purchase for a participant. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

The fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

If a participant elects to sell his shares before the Plan is terminated, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions from the sale transaction.

Plan Agent Address and Telephone Number

You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: The Brazil Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219153, Kansas City, MO 64121-9153, 1-800-294-4366.

Investment Manager

The investment manager of The Brazil Fund, Inc., is Zurich Scudder Investments, Inc., (the "Manager"), one of the most experienced investment management firms in the world. Established in 1919, the firm manages investments for institutional and corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals. The Manager has offices throughout the United States and has subsidiaries in the United Kingdom, Switzerland, Hong Kong, and Japan.

The Manager has been a leader in international investment management for over 40 years. It manages Scudder International Fund, which was originally incorporated in Canada in 1953 as the first foreign investment company registered with the United States Securities and Exchange Commission. The Manager's clients who invest primarily in foreign securities include 21 open-end investment companies as well as portfolios for institutional investors.

The Manager also manages the assets of other closed-end investment companies which invest primarily in foreign securities, including: The Korea Fund, Inc., Scudder Global High Income Fund, Inc., and Scudder New Asia Fund, Inc., which are traded on the New York Stock Exchange.

On December 4, 2001, Deutsche Bank and Zurich Financial Services announced that they have signed a definitive agreement under which Deutsche Bank will acquire 100% of the Manager, with the exception of Threadneedle Investments in the U.K. Because the transaction would constitute an assignment of the funds' investment management agreements with the Manager under the Investment Company Act of 1940 and, therefore, a termination of those agreements, the Manager intends to seek approval of new agreements from the funds' shareholders. The transaction is expected to be completed, subject to regulatory approval and satisfaction of other conditions, in the first half of 2002.

Directors and Officers

JURIS PADEGS*

Chairman of the Board and Director

NICHOLAS BRATT*

President and Director

ROBERT J. CALLANDER

Director

KENNETH C. FROEWISS

Director

WILLIAM H. LUERS

Director

RONALDO A. DA FROTA NOGUEIRA

Director and Resident Brazilian Director

SUSAN KAUFMAN PURCELL

Director

KESUP YUN

Director

ROBERTO TEIXEIRA DA COSTA

Honorary Director

JUDITH A. HANNAWAY*

Vice President

TARA C. KENNEY*

Vice President

PAUL H. ROGERS*

Vice President

KATHRYN L. QUIRK*

Vice President and Assistant Secretary

JOHN MILLETTE*

Vice President and Secretary

JOHN R. HEBBLE*

Treasurer

THOMAS LALLY*

Assistant Treasurer

BRENDA LYONS*

Assistant Treasurer

CAROLINE PEARSON*

Assistant Secretary

* Zurich Scudder Investments, Inc.

Privacy Statement January 2002

This privacy statement is issued by Zurich Scudder Investments, Inc. (Scudder), its affiliates Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company, and each of the funds managed or advised by Scudder. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by Scudder.

Questions on this policy may be sent to:
Zurich Scudder Investments, Attention: Correspondence - Chicago,
P.O. Box 219415, Kansas City, MO 64121-9415.

Notes